UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      February 15, 2006  (February 10, 2006)

O’Sullivan Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28493	43-1659062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Mansell Court East, Suite 100, Roswell, Georgia		30076
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (678) 939-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operation and Financial Condition.

         On February 10, 2006, O’Sullivan filed an amended disclosure statement with the United States Bankruptcy Court for the Northern District of Georgia (jointly administered under Case No. 05-83049). The disclosure statement contains unaudited summary financial information as of June 30, 2005 and for the year then ended, copy of which is furnished as an exhibit to this report. Because that information is unaudited, it is subject to adjustments, including an expected adjustment under FAS 144 that is under review.

Item 8.01                Other Events.

         On February 10, 2006, we announced that we had reached agreement with the official committee of unsecured creditors and the controlling holders of the 10.63% senior secured notes due 2008 on a consensual plan of reorganization and that both groups support the plan. We filed the plan of reorganization with the U.S. Bankruptcy Court on February 10, 2006. A confirmation hearing on the plan of reorganization is scheduled for March 16, 2006.

         Also, the U.S. Bankruptcy Court for the Northern District of Georgia approved our amended Disclosure Statement on February 10, 2006. Later this week, copies of the disclosure statement and the plan of reorganization, along with details of the voting procedures on the plan, are expected to be mailed to all parties entitled to vote on the plan.

         We issued a press release on February 13, 2006 announcing the agreement regarding our plan of reorganization and the approval of the disclosure statement. Copies of the plan of reorganization and the press release are furnished as exhibits to this report.

Item 9.01                Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit 99.1          Press Release dated February 13, 2006

Exhibit 99.2          Amended Plan of Reorganization for O’Sullivan Industries Holdings, Inc., O’Sullivan Industries, Inc., O’Sullivan Industries –
                              Virginia, Inc. and O’Sullivan Furniture Factory Outlet, Inc. as filed with the United States Bankruptcy Court for the Northern
                              District of Georgia on February 10, 2006 (jointly administered under Case No. 05-83049), subject to confirmation

Exhibit 99.3          Unaudited summary financial information as of June 30, 2005 and for the fiscal year then ended excerpted from amended
                              Disclosure Statement approved by the United States Bankruptcy Court for the Northern District of Georgia on
                              February 10, 2006

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’SULLIVAN INDUSTRIES HOLDINGS, INC.

Date: February 15, 2006	/s/ Rick A. Walters
Rick A. Walters Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer